Exhibit 10.3

Execution Version

SECOND AMENDMENT

TO

CREDIT AGREEMENT

Dated as of August 4, 2011

AMONG

WINDSOR PERMIAN LLC

AS BORROWER,

BNP PARIBAS

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SOLE LEAD ARRANGER AND BOOKRUNNER

BNP PARIBAS SECURITIES CORP.

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of August 4, 2011, among WINDSOR PERMIAN LLC, a Delaware limited liability company, (the “Borrower”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and BNP PARIBAS, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”)

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 15, 2010 as amended by that certain First Amendment dated as of January 31, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has informed the Administrative Agent of the following (collectively, the “Designated Events”):

•

in November of 2010 the Borrower formed a wholly owned subsidiary, Bison Drilling and Field Services LLC, a Delaware limited liability company (originally formed as Windsor Drilling LLC with name changed to Bison Drilling and Field Services LLC in May 2011, such entity “Bison Drilling”), and the Borrower did not comply with Section 8.14(b) of the Credit Agreement by admitting Bison Drilling as a Guarantor;

•	in November of 2010 the Borrower sold two drilling rigs to Bison Drilling for $7,579,000, which is not permitted by Sections 9.05 and 9.12 of the Credit Agreement;

•	effective January 1, 2011, West Texas Field Services LLC, a Guarantor, transferred all of its assets to Bison Drilling, which is not permitted by Section 9.12 of the Credit Agreement; and

•

in a series of transactions in the months of March and April of 2011 the Borrower divested itself of 49.805% of its Equity Interest in Bison Drilling to Wexford Spectrum Fund, L.P., Wexford Catalyst Fund, L.P. and Wexford Offshore Bison Corp., which transactions are not permitted by Section 9.12 of the Credit Agreement.

C. The Borrower has requested and the Administrative Agent and the Lenders have agreed to waive the Designated Events pursuant to the terms of this Second Amendment.

D. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

E. The Borrower has requested and the Administrative Agent and the Lenders have agreed to release West Texas Field Services LLC as a Guarantor.

F. NOW, THEREFORE, to induce the Administrative Agent and all of the Lenders to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 1.02. Section 1.02 is hereby amended by

(a) deleting the defined term “Agreement” in its entirety and replacing it with the following:

“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment dated as of January 31, 2011 and that certain Second Amendment dated as of August 4, 2011, as the same may from time to time be amended, modified, supplemented or restated.”

(b) Adding the following defined term in the appropriate alphabetical order:

“‘Bison Drilling’ means Bison Drilling and Field Services LLC, a Delaware limited liability company, formerly known as Windsor Drilling LLC.”

2.2 Amendment to Section 9.05. Section 9.05 of the Credit Agreement is hereby amended by renumbering Section 9.05(j) as 9.05(k) and inserting the following as Section 9.05(j):

“(j) Investments in the form of loans to Bison Drilling during each calendar year in an amount equal to or less than the lesser of (i) 5% of the lowest Borrowing Base in effect during such calendar year or (ii) $4,000,000.”

Section 3. Release of West Texas Field Services LLC. Subject to the conditions precedent set forth in Section 5 of this Second Amendment and the ratification and affirmation set forth in Section 6.2 of this Second Amendment, the Administrative Agent and the Lenders hereby release West Texas Field Services LLC as a Guarantor.

Section 4. Waiver. Subject to the conditions precedent set forth in Section 5 of this Second Amendment and the ratification and affirmation set forth in Section 6.2 of this Second Amendment, the Administrative Agent and the Lenders hereby waive the Designated Events.

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Section 5. Conditions Precedent. This Second Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

5.1 The Administrative Agent shall have received from all of the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

5.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.3 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.

5.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

6.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:

(i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

(ii) other than the Designated Events, no Default or Event of Default has occurred and is continuing and

(iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

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6.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

6.4 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.6 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	WINDSOR PERMIAN LLC

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	CFO

ADMINISTRATIVE AGENT:	BNP PARIBAS

	By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Director

	By:	/s/ Matthew A. Turner
	Name:	Matthew A. Turner
	Title:	Vice President

LENDERS:	BNP PARIBAS

	By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Director

	By:	/s/ Matthew A. Turner
	Name:	Matthew A. Turner
	Title:	Vice President

BOKF, NA dba Bank of Oklahoma, NA

By:	/s/ Jeffrey Hall
Name:	Jeffrey Hall
Title:	Vice President